The UBS Funds

Summary Prospectus Supplement | December 31, 2019

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Dynamic Alpha Fund series of The UBS Funds, dated October 28, 2019, as follows:

Effective January 1, 2020, José Ignacio Andrés will no longer serve as portfolio manager for UBS Dynamic Alpha Fund. Alain Bützberger will take over Dr. Andrés's responsibilities as a portfolio manager.

Therefore, effective January 1, 2020, the bullets under the heading "UBS Dynamic Alpha Fund" and the sub-heading "Portfolio managers" on page 7 are deleted in their entirety and replaced by the following:

–  Alan Zlatar, portfolio manager of the Fund since 2018.

–  Alain Bützberger, portfolio manager of the Fund since January 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1037